Exhibit 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                        )  CASE NO. B-00-10939-ECF-RTB
                              )
SUNRISE EDUCATIONAL SERVICES  )  BUSINESS AND INDUSTRY
                              )  MONTHLY OPERATING REPORT
                              )
                              )  MONTH OF NOVEMBER
                              )
                   Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                              )
                              )  TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE  PARTY:

                                                                         CEO
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
---------------------------------------                               ----------
PRINTED NAME OF RESPONSIBLE PARTY                                       DATE


PREPARER:

                                                                      Controller
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
---------------------------------------                               ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 602-300-6257
                                         ---------------------------------------
                                ADDRESS: 1777 W. Camelback Rd., J109
                                         Phoenix, AZ 85015
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

SUNRISE EDUCATIONAL SERVICES, INC.
B-00-10939-ECF-RTB                                          MONTH: NOVEMBER 2001

                           RECEIPTS AND DISBURSEMENTS

                                                    BANK ACCOUNTS
                                       -----------------------------------------
Amounts reported should be                SUNRISE     SUNRISE PMTS
per the debtor's books,                  OPERATING      MADE BY
not per the bank statement             #052-978-7889   TESSERACT        TOTAL
                                       -------------  ------------   -----------
ACCOUNT BALANCE -
BEGINNING OF MONTH                              --                            --

RECEIPTS
  STUDENT FEES                                                                --
  CHARTER SCHOOL REVENUE                                                      --
  ACCOUNTS RECEIVABLE                                                         --
  LOANS AND ADVANCES                                                          --
  SALE OF ASSETS                                                              --
  TRANSFERS IN FROM OTHER ACCOUNTS              --      34,114.62      34,114.62
  OTHER (ATTACH LIST)                                                         --

       TOTAL RECEIPTS                           --      34,114.62      34,114.62

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS                --                            --
  CAPITAL IMPROVEMENTS                                                        --
  PRE-PETITION DEBT                                                           --
  TRANSFERS TO OTHER DIP ACCOUNTS                                             --
  PAYMENTS MADE FOR SUNRISE EDU                         34,114.62      34,114.62
  OTHER (ATTACH LIST)                                                         --

  REORGANIZATION EXPENSES:
    ATTORNEY FEES                                                             --
    ACCOUNTANT FEES                                                           --
    OTHER PROFESSIONAL FEES                                                   --
    U.S. TRUSTEE QUARTERLY FEE                                                --
    COURT COSTS                                                               --
       TOTAL DISBURSEMENTS                              34,114.62      34,114.62
                                       -----------    -----------    -----------
ACCOUNT BALANCE -
END OF MONTH                                    --             --             --
                                       ===========    ===========    ===========

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
  TOTAL DISBURSEMENTS FROM ABOVE                                       34,114.62
    LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                 --
  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
                                                                      ----------
  TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                  34,114.62
                                                                      ==========

                       SUNRISE EDUCATIONAL SERVICES, INC.
                             STATEMENT OF OPERATIONS
                     FOR THE MONTH ENDING NOVEMBER 30, 2001

REVENUE
Tuition and Fees Revenue                                            $        --
Government Revenue                                                           --
Refunds/Returns                                                              --
                                                                    -----------

Total Revenue                                                                --
                                                                    -----------

OPERATIONAL COSTS
Taxes and Benefits                                                           --
Food Programs Expense                                                        --
Transportation Expenses                                                      --
Maintenance Expense                                                          --
Insurance Expense                                                            --
Security Services Expense                                                    --
Utilities Expense                                                            --
                                                                    -----------

Total Operational Costs                                                      --
                                                                    -----------

GENERAL & ADMINISTRATIVE COSTS
Bank Charges/Processing Fees-A                                               --
Allocated Corporate Overhead                                          27,678.00
Other Expenses                                                               --
                                                                    -----------

Total General and Administrative Expenses                             27,678.00
                                                                    -----------

Gain (Loss) on Disposal of Assets                                            --
Interest Expense                                                             --
Other Income (Expense)                                                       --
                                                                    -----------

Net Interest and Other Income (Expense)                                      --
                                                                    -----------

Depreciation Expense                                                         --
                                                                    -----------

Total Depreciation and Amortization                                          --
                                                                    -----------

REORGANIZATION EXPENSES
Bankruptcy Fees                                                              --
Professional Fees Allocated                                           14,105.00
                                                                    -----------

Total Reorganization Expenses                                         14,105.00
                                                                    -----------

Net Income                                                          $(41,783.00)
                                                                    ===========

                       SUNRISE EDUCATIONAL SERVICES, INC.
                                  BALANCE SHEET
                                NOVEMBER 30, 2001

ASSETS

Current Assets
Cash and Cash Equivalents                                         $          --
Accounts Receivable, net                                                     --
Prepaid Rent                                                                 --
Other Current Assets                                                   1,785.00
                                                                  -------------

Total Current Assets                                                   1,785.00

Due From Tesseract                                                 2,835,640.23
Property and Equipment, net                                            3,512.66
Deposits and Other Assets                                            116,372.11
                                                                  -------------

Total Assets                                                      $2,957,310.00
                                                                  =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities                                                          --
Accounts Payable                                                  $   (1,694.39)
Checks in Process of Collection                                       13,208.97
Payroll and Related Accruals                                         135,324.00
Deferred Revenue and Tuition Deposits                                        --
                                                                  -------------

Total Current Liabilities                                            146,838.58
                                                                  -------------

Pre-Petition Liabilities
Accounts Payable                                                     483,166.44
Other Current Liabilities                                            140,318.37
Long-Term Debt                                                         5,546.62
                                                                  -------------

Total Pre-Petition Liabilities                                       629,031.43
                                                                  -------------

Reserve for Closed Schools                                           143,661.34
Other Long-Term Obligations                                          274,439.09
                                                                  -------------

Total Long-Term Liabilities                                          418,100.43
                                                                  -------------

Total Liabilities                                                  1,193,970.44
                                                                  -------------

Shareholders' Equity
Pre-Petition Shareholders' Equity                                    942,733.26
Post Petition Retained Deficit                                       820,606.30
                                                                  -------------

Total Shareholders' Equity                                         1,763,339.56
                                                                  -------------

Total Liabilities and Shareholders' Equity                        $2,957,310.00
                                                                  =============

CASE NUMBER: B-00-10939-ECF-RTB                        STATUS OF ASSETS


                                                         0-30     31-60    60+
ACCOUNTS RECEIVABLE                           TOTAL      DAYS      DAYS   DAYS
-------------------                           -----      ----      ----   ----
TOTAL ACCOUNTS RECEIVABLE                       --        --        --     --
  LESS: AMOUNT CONSIDERED UNCOLLECTIBLE
ACCOUNTS RECEIVABLE (NET)                       --        --        --     --

                                 SCHEDULED                              CURRENT
FIXED ASSETS                      AMOUNT      ADDITIONS    DELETIONS    AMOUNT
------------                      ------      ---------    ---------    ------

REAL PROPERTY
BUILDING IMPROVEMENTS/PLANT     1,020,140       56,214     1,076,355         0
ACCUMULATED DEPRECIATION         (413,993)    (115,058)     (529,051)       (0)
NET BUILDINGS/PLANT               606,147      (58,844)      547,304        (0)

EQUIPMENT                         755,300       24,266       776,055     3,512
ACCUMULATED DEPRECIATION         (511,115)    (130,029)     (641,144)       (0)
NET EQUIPMENT                     244,186     (105,763)      134,911     3,512

AUTOS & VEHICLES                  953,839                    953,839         0
ACCUMULATED DEPRECIATION         (625,670)     (79,967)     (705,637)       (0)
NET AUTOS & VEHICLES              328,170      (79,967)      248,202         0

CASE NUMBER: B-00-10939-ECF-RTB                STATUS OF LIABILITIES
                                               AND SENSITIVE PAYMENTS

      POSTPETITION
    UNPAID OBLIGATIONS             TOTAL       0-30     31-60    61-90     91+
    ------------------             -----       ----     -----    -----     ---
ACCOUNTS PAYABLE                  (1,694)    (13,577)      --       --   11,883
TAXES PAYABLE                         --          --
ACCRUED PAYROLL AND BENEFITS     135,324     135,324
PREPAID TUITION                       --          --
SECURED DEBT                          --
OUTSTANDING A/P CHECKS            13,209      13,209
OTHER (ATTACH LIST)                   --

TOTAL POST-PETITION
     LIABILITIES                 146,839     134,956       --       --   11,883


PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS

                                                          AMOUNT PD    TOTAL PD
NAME                               REASON FOR PAYMENT    THIS MONTH    TO DATE
----                               ------------------    ----------    -------
NONE

TOTAL PAYMENTS TO INSIDERS                                       --         --

                                  PROFESSIONALS

           DATE OF COURT                                                 TOTAL
         ORDER AUTHORIZING     AMOUNT        AMOUNT     TOTAL PAID      INCURRED
NAME          PAYMENT         APPROVED        PAID       TO DATE        & UNPAID
----          -------         --------        ----       -------        --------
NONE

CASE NUMBER: B-00-10939-ECF-RTB                                CASE STATUS

QUESTIONNAIRE
                                                             YES           NO
                                                             ---           --
HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                   NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 NO

ARE ANY WAGE PAYMENTS PAST DUE?                                            NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                NO

CURRENT NUMBER OF EMPLOYEES: 0

INSURANCE

                    CARRIER AND    PERIOD     EXPIRATION    PAYMENT AMOUNT
TYPE OF POLICY     POLICY NUMBER   COVERED       DATE       & FREQUENCY
--------------     -------------   -------       ----       -----------

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?


LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

SUNRISE EDUCATIONAL SERVICES, INC.
CASH FLOW ANALYSIS
B-00-10939-ECF-RTB

SUNRISE EDUCATIONAL SERVICES, INC.
CASH FLOW ANALYSIS
B-00-10939-ECF-RTB

BEGINNING FUNDS AVAILABLE:                                        $2,532,414.86
                                                                  -------------

Cash In:   Telecheck                                              $          --
           Credit Card Deposit (Preschools)                                  --
           Regular Deposits (Preschools)                                     --
           Other  Deposit (Preschool)                                        --
                                                                  -------------
Daily Cash In:                                                    $          --


Cash Out:  Preschool A/P                                          $          --
           Preschool Payroll                                                 --
           Corporate A/P (allocated)                                  34,114.63
           Preschool NSF                                                     --
                                                                  -------------
Daily Cash Out:                                                   $   34,114.63

                                                                  -------------
Net Cash In/Out:                                                  $  (34,114.63)
                                                                  -------------

ENDING FUNDS AVAILABLE:                                           $2,498,300.23
                                                                  =============